Filed pursuant to Rule 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG GW&K Core Bond ESG Fund

Supplement dated April 1, 2024 to the Prospectus and Statement of Additional Information, each dated March 1, 2024

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Core Bond ESG Fund (the “Fund”), a series of AMG Funds I, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Stephen J. Repoff will no longer serve as a portfolio manager of the Fund and Mary F. Kane will serve as the portfolio manager primarily responsible for the day-to-day management of the Fund. Accordingly, all references to and information relating to Mr. Repoff in the Prospectus and SAI are deleted and all references to the portfolio manager of the Fund shall refer to Ms. Kane.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE